EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Zhufeng Wang, President, Chief Executive Officer, Chief Financial Officer and Secretary of Oriental Magic Soup, Inc. (the "Registrant"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Registrant for the year ended April 30, 2016 (the "Report"):

(1)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 2, 2016	By:	/s/ Zhufeng Wang
Zhufeng Wang
President, Chief Executive Officer Chief Financial Officer and Secretary (Principal Executive, Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.